[Photo of Mario J. Gabelli]


The
Gabelli
Growth
Fund


                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 1996

The Gabelli Growth Fund                                [Photo of Howard F. Ward]
Third Quarter Report - September 30, 1996

To Our Shareholders:

     While the quarter was ultimately a rewarding one for the stock market and our shareholders, it did not start that way. The market's bulls seemed to go on vacation in July. Of course, after rising close to 50% during the previous 18 months, the bulls were deserving of a rest. We suggested such in our June semi-annual report.

     Nonetheless, while the bulls recharged their batteries in July, the Dow Jones Industrial Average dropped about 10% and the NASDAQ Composite declined roughly 20%. In fact, the NASDAQ Composite experienced its worst one day point loss since October of 1987 and its worst one day percentage drop since 1991. And then, just when the bears thought it was safe to go short with abandon, the bulls returned from vacation and buried them in a sea of cash. In retrospect, July was a classic bear trap. Yes, Mr. Market looks like a prize fighter that refuses to break. He keeps coming at you, wearing you down, until you throw in the towel and add to your equity holdings.

     The psychology of investing is such that investors are generally more comfortable adding to equities when the market is rising and selling when it is falling. The stock market is one of those rare exceptions to the law of supply and demand. With stocks, demand seems to rise as prices go up and not the other way around. Therefore, it was impressive to see how quickly July's tumble was arrested and reversed. Key to the reversal was news that payroll gains in July were lower than expected, offsetting June's data which had pointed to an economy growing too fast to keep interest rates from rising further.

     The debate over the strength of the economy will continue to rage throughout the autumn and winter. We don't know how it will turn out. It is not a critical element in our stock selection process. What is critical is paying a rational price for leading growth companies capable of growing their earnings regardless of whether the economy is strong or weak. That is what makes growth companies different. They are not hostage to the business cycle.

Investment Results (a)
--------------------------------------------------------------------------------
                                        Quarter
                       ------------------------------------------
                         1st         2nd          3rd       4th       Year
                         ---         ---          ---       ---       ----
1996: Net Asset Value  $23.75      $24.34       $25.35       --          --
      Total Return ..     7.2%        2.5%         4.1%      --          --
  ----------------------------------------------------------------------------
1995: Net Asset Value  $20.86      $22.99       $24.91     $22.16      $22.16
      Total Return ..     6.0%       10.2%         8.4%       4.9%       32.7%
  ----------------------------------------------------------------------------
1994: Net Asset Value  $21.90      $21.23       $22.58     $19.68      $19.68
      Total Return ..    (5.8)%      (3.1)%        6.4%      (0.5)%      (3.4)%
  ----------------------------------------------------------------------------
1993: Net Asset Value  $21.71      $21.84       $23.43     $23.26      $23.26
      Total Return ..     0.6%        0.6%         7.3%       2.5%       11.3%
  ----------------------------------------------------------------------------
1992: Net Asset Value  $20.27      $19.72       $20.50     $21.59      $21.59
      Total Return ..    (4.7)%      (2.7)%        4.0%       8.5%        4.5%
  ----------------------------------------------------------------------------
1991: Net Asset Value  $18.18      $18.02       $19.51     $21.28      $21.28
      Total Return ..    11.7%       (0.9)%        8.3%      12.0%       34.3%
  ----------------------------------------------------------------------------
1990: Net Asset Value  $16.74      $17.80       $15.75     $16.27      $16.27
      Total Return ..    (1.9)%       6.3%       (11.5)%      6.2%       (2.0)%
  ----------------------------------------------------------------------------
1989: Net Asset Value  $13.99      $15.73       $17.46     $17.07      $17.07
      Total Return ..    10.6%       12.4%        11.0%       1.5%       40.1%
  ----------------------------------------------------------------------------
1988: Net Asset Value  $10.87      $12.40       $12.71     $12.65      $12.65
      Total Return ..    16.1%       14.1%         2.5%       2.5%       39.2%
  ----------------------------------------------------------------------------
1987: Net Asset Value  $10.00      $10.84       $11.28     $ 9.51      $ 9.51
      Total Return ..    --           8.4%(b)      4.1%     (15.7)%    (4.9)%(b)
  ----------------------------------------------------------------------------

-----------------------------------------------
Average Annual Returns - September 30, 1996 (a)
-----------------------------------------------
  1 Year ......................   20.0%
  5 Year ......................   13.8%
  Life of Fund (b) ............   16.2%
-----------------------------------------------

                  Dividend History
------------------------------------------------------
Payment (ex) Date    Rate Per Share Reinvestment Price
------------------- --------------- ------------------
December 29, 1995        $3.960           $22.16
December 30, 1994        $2.790           $19.68
December 31, 1993        $0.760           $23.26
December 31, 1992        $0.646           $21.59
December 31, 1991        $0.573           $21.28
December 31, 1990        $0.460           $16.27
December 29, 1989        $0.654           $17.07
December 30, 1988        $0.377           $12.65
January 4, 1988          $0.152           $ 9.58

(a) Average annual and total returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on April 10, 1987.

--------------------------------------------------------------------------------

     For the three months ended September 30, 1996, The Gabelli Growth Fund's total return was 4.1%. This compares favorably to the unmanaged Standard and Poor's 500 Index's return of 3.1% over the same period. For the first nine months of 1996, the Fund's total return was 14.4% versus 13.5% for the S&P 500. For the 12 months ended September 30, 1996 the Fund returned 20.0% vs. 20.3% for the S&P 500 Index.

     For the five years ended September 30, 1996, the Fund had an average annual return of 13.8%, which compares to an average annual return of 15.2% for the S&P 500 over the same period. The Fund's total return since inception on April 10, 1987 was 316.2%, which equates to an average annual return of 16.2%. This compares favorably to a total return of 201.1% for the S&P 500 over the same period, which is equivalent to an average annual return of 12.3%. Our shareholders total 39,898 and net assets are $605.4 million, as of September 30, 1996.

Economic Background

     We believe the rate of real Gross Domestic Product growth peaked in the second quarter at 4.8%. Growth in the second half of the year is likely to approximate 3.0%, or less. The rate of growth in corporate profits will decelerate as the economy cools and the frequency of earnings disappointments will likely increase.

     Consumer spending has softened as debt levels have risen and employment gains moderated. The unemployment rate reached a six-year low in August, when it fell to 5.1%. This should mark the low point in the unemployment rate for this year. It's too bad no one tracks global unemployment rates. Such a statistic, if it existed, just might alleviate concerns about growing wage rate pressures. In a global economy, it is the global rate of unemployment that drives overall wage rates at the margin. As more production moves offshore, job security becomes more critical than wage rate increases for U.S. workers.

     Recently we have seen a softening in retail sales as well as a slowdown in automobile and housing turnover. Companies are finding it difficult to pass along price increases in this environment. Therefore, we are not lying awake at night fretting about inflation. We believe Federal Reserve Board Chairman Greenspan was correct in not tightening monetary policy in September. The consensus of pundits that the Fed would raise short-term rates was wrong. Incidentally, as quotable as they are, there is no chance that a Fed Governor would jeopardize the employment prospects of Jay Leno, David Letterman or Ted Koppel. How about a Fed Governor Chat Room on the Internet?

     Summer box office receipts at the nation's movie theaters were uninspiring this year. The collective works of Hollywood's screenwriters and producers fell short of anything approaching mega-hit status. Of course, theater attendance (and the economy overall) must have suffered somewhat from couch potato interest in the Olympics (pageantry, sports and terrorism), the political conventions (baby fests, apple pie and frightening science fiction) and the tragic mystery surrounding Paris bound TWA flight 800. Others may have been plugged into Saddam Hussein's sequel - not as big a hit as the original - or Tiger Woods' coming of age. Indeed, it was a summer with plenty of reasons for consumers to stay at home and rein in their spending.

Financial Market Observations

     The public continues to direct investment dollars into equity mutual funds. While average monthly inflows have slowed from the record setting pace of the first half of the year, they remain substantial. These flows have been offset somewhat with new stock issuances.

     Deals continue to surface. During the third quarter, the Fund benefited from the proposed Gillette acquisition of Duracell (we own shares of both companies and each stock rose on the news) as well as the proposed Staples acquisition of Office Depot (we own shares of the latter, not the former). Other deals where we own shares of the acquirer include Loral's purchase of AT&T's satellite distribution business, Hughes Electronics' purchase of PanAmSat, General Re's acquisition of National Re and Time Warner's takeover of Turner Broadcasting. All of these acquisitions leverage the buyer's primary strengths.

     This was a quarter in which investors backed away from the more economically sensitive issues in favor of companies with good earnings visibility independent of the economic environment. We benefited from this rotation as well, as such growth companies represent our core holdings. Top performing holdings included Duracell (+49%), Intel (+30%), Computer Associates (+26%), IBM (+26%), Wrigley (+19%), Amgen (+17%) and Norwest (+17%).

Looking Ahead

     With the stock market in record-high territory, we must become increasingly selective and valuation conscious. Financial services companies continue to represent our largest sector exposure, accounting for close to 20% of portfolio assets. We hold positions in banking industry leaders like Wells Fargo, Citicorp and State Street Boston Corporation and top tier insurance companies such as American International Group and General Re. We find these stocks fundamentally undervalued and expect them to do well in a slowing economic environment.

     Additionally, we favor companies with global consumer product brands such as Gillette, Procter & Gamble, McDonald's, Coca-Cola and PepsiCo. With 95% of the world's population residing outside the U.S., the foreign market potential is extraordinary for these companies. Investments in food, beverages, household products and tobacco represent about 16% of the portfolio's assets.

     Other industries in which we have material investments include aerospace (Allied-Signal, Honeywell, Sundstrand, United Technologies, Boeing, and General Electric), health care (Merck, Amgen, Johnson & Johnson, Eli Lilly, Pfizer, Schering-Plough and Abbott Labs), information technology (First Data, Electronic Data Systems, Computer Science Corp.), media (Disney, Tribune, Gannett) and technology (Intel, Microsoft, Sun Microsystems, IBM, Computer Associates and Hewlett-Packard).

     The stock market is not cheap. It is not a bargain. However, with 3% inflation, relatively low interest rates and growing profits, the market's valuation is defensible. Corporate America is in good condition and is, for the most part, prosperous. New markets are promising and technology is allowing us to perform at new levels of productivity. Without question, the course of interest rates will influence stock prices in the months ahead and our expectation of somewhat lower rates over the balance of this year may not prove correct. We continue to believe the Fund is well-positioned in a diversified portfolio of America's finest established growth companies and we once again encourage you to view The Gabelli Growth Fund as a long-term investment vehicle.

Let's Talk Stocks

     The following are stock specifics on selected holdings of our Fund's investments. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Electronic Data Systems (EDS - $61.375 - NYSE) is the largest provider of information system outsourcing services. The company is now independent from General Motors, allowing it to pursue business with companies that compete with GM. Current business trends are strong. The outsourcing of information system management is a growth business and EDS is the premier provider of such services on a global basis.

First Data Corporation (FDC - $81.625 - NYSE) is a leading information processing company. The company benefits from the increase in credit card usage, as it processes credit and debit card transactions for over 1,400 financial institutions. In fact, the company processes roughly one-third of all domestic credit card transactions. Credit cards are presently used in one of every five transactions. We expect credit cards to become even more widely used in the future. The company is also a leader in funds transfer services as well as in processing information for the mutual fund and health care industries. First Data's earnings per share are likely to increase approximately 20% this year.

General Electric Company (GE - $91.00 - NYSE), with sales expected to top $46 billion in 1996, stands among the world's largest industrial concerns. As a company with a global footprint, GE is a primary beneficiary of higher levels of trade overall, and growth in the emerging markets in particular. GE's varied businesses include financial services (through General Electric Capital Corporation), broadcasting (through its NBC Television Network) and jet engines. The company is also a leader in home appliances and industrial power systems. Earnings and dividends should hit record levels in 1996 and the shares should continue to benefit from ongoing share buybacks.

Gillette Company (G - $72.125 - NYSE), along with Coca Cola, is a premier example of a consumer company that is well-situated to exploit opportunities on a global basis. The company is aggressively pursuing foreign markets and developing an impressive number of new products. Earnings should advance by more than 15% this year, reflecting strong results both domestically and abroad. We view its pending acquisition of Duracell positively as it should leverage the company's strengths.

Home Depot, Inc. (HD - $56.875 - NYSE) is the undisputed leader of the home improvement warehouse retailers. Led by Bernie Marcus, the company's founder, Home Depot is testing new store formats which appeal to new markets (farming equipment and upscale furnishings) providing incremental growth to what remains a terrific franchise in do-it-yourself home hardware and supplies. Geographic expansion continues to drive square footage growth as the company increases its presence in the Midwest and continues to penetrate the Northeast. Higher lumber prices and housing turnover point to a re-acceleration of earnings growth this year.

Mellon Bank Corporation (MEL - $59.25 - NYSE), with the acquisitions in recent years of Dreyfus Corporation and The Boston Company, has become a powerhouse in money management services. We believe the rising contribution to earnings from predictable fee sources will enhance the company's valuation. We expect low double-digit growth in earnings and a continuation of the company's share repurchase program this year.

Merck & Co., Inc. (MRK - $70.375 - NYSE) is one of the world's largest health care companies and a leader in pharmaceutical research and development. Merck operates the largest of the Pharmacy Benefit Managers, an area that has produced exceptional growth. Merck's research effort has produced a potential new blockbuster drug in Fosamax, for treatment of osteoporosis. Earnings are likely to rise at a low double-digit rate this year. We expect the company to use some of its significant free cash flow to buy back stock and increase its dividend.

Nabisco Holdings Corp. (NA - $31.625 - NYSE) is the nation's largest manufacturer of cookies and crackers and one of the biggest food companies in the world. Some of its major brands include: Oreo, Chips Ahoy!, Newton, Snackwell, Ritz, Grey Poupon, Milkbone and Life Savers. While foreign operations currently represent about one-fourth of sales, we see a giant opportunity for Nabisco in emerging markets. Management is moving vigorously to capitalize on these and other global opportunities. The company is also moving aggressively to cut costs.

State Street Boston Corporation (STT - $57.375 - NYSE) is the nation's largest custodian of mutual fund assets. Total assets under custody are approximately $2.3 trillion. The company is also one of the nation's largest asset managers with a strong presence in passive management products for institutional investors. Management is focused on expanding the company's global presence and continuously updating information systems technology to gain competitive advantages. We view State Street Boston as an excellent vehicle to gain exposure to the ongoing growth in institutional funds management and custody.

Wells Fargo & Company (WFC - $260.00 - NYSE) is a holding company for The Wells Fargo Bank, one of the nation's largest banking organizations. Wells Fargo acquired First Interstate Bancorp. in April 1996, further extending its market share in the West. The management of Wells Fargo is among the best in the business. The company is routinely among the most profitable of banking groups. We expect the new combined company to undergo significant cost cutting, freeing up capital that will be used to buy back stock. With much of its business California-based, the bank should benefit from an improving California economy over the balance of this year.

Minimum Initial Investment - $1,000

     The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

Gabelli U.S. Treasury Money Market Fund

     Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with an initial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at .30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will maintain a stable $1 per share net asset value. Call us at 1-800-GABELLI (1-800-422-3554) for a prospectus which gives a more complete description of the Fund, including management fees and expenses. Read it carefully before you invest or send money.

Internet

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us e-mail at info@gabelli.com.

In Conclusion

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABGX. Please call us during the day for further information.

                                       Sincerely,


      /s/ Howard F. Ward                    /s/ Donald C. Jenkins
      Howard F. Ward, CFA                   Donald C. Jenkins, CFA
      Portfolio Manager                     Associate Portfolio Manager


 November 1, 1996


--------------------------------------------------------------------------------

                                Top Ten Holdings
                               September 30, 1996

 Home Depot, Inc.                              State Street Boston Corporation
 First Data Corporation                        Mellon Bank Corp.
 General Electric Company                      Molex Inc.
 Wells Fargo & Company                         Nabisco Holdings Corp.
 Gillette Company                              Electronic Data Systems Corp.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Growth Fund
Portfolio of Investments -- September 30, 1996 (Unaudited)
================================================================================

                                                                   Market
 Shares                                                          Value (b)
 ------                                                          ---------
          COMMON STOCKS -- 97.5%

          Advertising -- 1.0%
132,700   Interpublic Group of Companies                       $ 6,270,075
                                                               -----------
          Aerospace -- 9.2%
143,600   Allied-Signal Inc. ................................    9,459,650
 55,000   Boeing Co. ........................................    5,197,500
113,000   Honeywell, Inc. ...................................    7,133,125
 96,400   Lockheed Martin Corp. .............................    8,688,050
 84,400   Raytheon Co. ......................................    4,694,750
181,200   Sundstrand Corp. ..................................    7,066,800
 62,000   Textron Inc. ......................................    5,270,000
 67,000   United Technologies ...............................    8,048,375
                                                               -----------
                                                                55,558,250
                                                               -----------
          Broadcasting -- 2.1%
 46,000   American Radio Systems Corporation+ ...............    1,713,500
157,000   Infinity Broadcasting Corp., Class A+ .............    4,945,500
 60,000   U.S. Satellite Broadcasting Co., Inc.+ ............    1,395,000
235,000   Westinghouse Electric Corp. .......................    4,376,875
                                                               -----------
                                                                12,430,875
                                                               -----------
          Building and Construction -- 1.5%
 89,000   Fluor Corporation. ................................    5,473,500
 80,000   Foster Wheeler Corporation ........................    3,500,000
                                                               -----------
                                                                 8,973,500
                                                               -----------
          Business Services -- 10.2%
188,000   Automatic Data Processing, Inc. ...................    8,201,500
151,500   Ceridian Corporation+  ............................    7,575,000
 93,000   Computer Sciences Corp.+  .........................    7,149,375
161,000   Electronic Data Systems Corp. .....................    9,881,375
251,900   First Data Corporation  ...........................   20,561,338
 40,000   Reuters Holdings plc, Class B, ADR ................    2,770,000
174,000   Sysco Corporation .................................    5,850,750
                                                               -----------
                                                                61,989,338
                                                               -----------
          Cable -- 1.0%
 43,700   Cablevision Systems Corporation, Class A+ .........    1,900,950
102,000   Cox Communications Inc., Class A, New+ ............    1,874,250
147,300   Tele-Communications, Inc., Class A+ ...............    2,200,294
                                                               -----------
                                                                 5,975,494
                                                               -----------
          Conglomerates -- 4.3%
212,000   General Electric Company ..........................   19,292,000
120,000   General Motors Corporation, Class H ...............    6,930,000
                                                               -----------
                                                                26,222,000
                                                               -----------
          Consumer Products --15.6%
115,000   Coca-Cola Company .................................    5,850,625
119,000   ConAgra, Inc. .....................................    5,860,750
153,000   Duracell International Inc. .......................    9,811,125
 45,800   Estee Lauder Companies ............................    2,055,275
102,000   General Mills, Inc. ...............................    6,158,250
202,000   Gillette Company ..................................   14,569,250
 70,000   Kimberly-Clark Corporation ........................    6,168,750
316,700   Nabisco Holdings Corp., Class A ...................   10,015,638
332,000   PepsiCo, Inc. .....................................    9,379,000
 80,000   Philip Morris Companies Inc. ......................    7,180,000
 80,000   Procter & Gamble Company ..........................    7,800,000
 57,000   Ralston Purina Group ..............................    3,904,500
 80,872   Tootsie Roll Industries, Inc.......................    2,860,847
 51,500   Wrigley (Wm.) Jr. Company .........................    3,102,875
                                                               -----------
                                                                94,716,885
                                                               -----------
          Entertainment -- 2.7%
 87,500   Time Warner Inc. ..................................    3,379,688
 18,000   Viacom Inc., Class A+ .............................      634,500
104,000   Viacom Inc., Class B+ .............................    3,692,000
137,000   Walt Disney Company ...............................    8,682,375
                                                               -----------
                                                                16,388,563
                                                               -----------
          Financial Services -- 19.4%
113,000   American Express Company ..........................    5,226,250
 79,000   American International Group, Inc..................    7,959,250
 45,500   Amerin Corp.+ .....................................    1,023,750
 61,000   Associates First Capital Corporation+. ............    2,501,000
 71,000   Bancorp Hawaii Inc.................................    2,769,000
104,000   BankAmerica Corp...................................    8,541,000
232,000   Barnett Banks Inc..................................    7,830,000
104,000   Citicorp ..........................................    9,425,000
 51,000   General Re Corporation ............................    7,229,250
 50,000   Marsh & McLennan Companies ........................    4,856,250
222,000   Mellon Bank Corporation ...........................   13,153,500
151,000   Norwest Corporation ...............................    6,172,125
250,400   State Street Boston Corporation ...................   14,366,700
229,000   T. Rowe Price Associates Inc. .....................    7,442,500
 73,499   Wells Fargo & Company .............................   19,109,740
                                                               -----------
                                                               117,605,315
                                                               -----------
          Health Care -- 9.3%
156,000   Abbott Laboratories ...............................    7,683,000
 81,000   Amgen Inc.+ .......................................    5,113,125
 50,000   Baxter International Inc. .........................    2,337,500
125,000   Chirex Inc.+ ......................................    1,625,000
132,000   Johnson & Johnson .................................    6,765,000
 71,000   Lilly (Eli) & Co...................................    4,579,500
140,000   Merck & Co., Inc...................................    9,852,500
 71,000   Pfizer Inc. .......................................    5,617,875
 88,000   Schering-Plough Corporation .......................    5,412,000
109,000   Warner-Lambert Company ............................    7,194,000
                                                               -----------
                                                                56,179,500
                                                               -----------

The Gabelli Growth Fund
Portfolio of Investments (Continued) -- September 30, 1996 (Unaudited)
================================================================================

                                                                   Market
 Shares                                                          Value (b)
 ------                                                          ---------
          Industrial Equipment and Supplies -- 1.3%
 92,000   Amphenol Corporation, Class A+ ....................  $ 2,104,500
 84,000   Illinois Tool Works, Inc. .........................    6,058,500
                                                               -----------
                                                                 8,163,000
                                                               -----------
          Publishing -- 2.5%
 70,000   Gannett Inc. ......................................    4,926,250
 38,000   Harcourt General, Inc. ............................    2,099,500
 57,000   K-III Communications Corp.+ .......................      591,375
 94,000   Tribune Co. .......................................    7,332,000
                                                               -----------
                                                                14,949,125
                                                               -----------
          Restaurants -- 0.9%
111,000   McDonald's Corporation ............................    5,258,625
                                                               -----------
          Retail -- 7.3%
146,000   Albertson's, Inc. . ...............................    6,150,250
 84,500   Borders Group Inc.+ ...............................    3,147,625
361,906   Home Depot, Inc. ..................................   20,583,404
180,000   Mattel, Inc. ......................................    4,657,500
195,000   Office Depot Inc.+ ................................    4,606,875
128,000   Walgreen Co. ......................................    4,736,000
                                                               -----------
                                                                43,881,654
                                                               -----------
          Specialty Chemical -- 0.8%
126,400   IMC Global Inc. ...................................    4,945,400
                                                               -----------
          Technology -- 8.0%
113,000   Computer Associates International, Inc. ...........    6,751,750
101,000   Hewlett-Packard Co. ...............................    4,923,750
 50,000   Intel Corporation .................................    4,771,875
 45,500   International Business Machines Corporation .......    5,664,750
 34,000   Microsoft Corporation+ ............................    4,483,750
 49,500   Molex Incorporated ................................    1,843,875
245,062   Molex Incorporated, Class A .......................    8,270,843
 46,000   Sterling Software, Inc.+ ..........................    3,513,250
114,000   Sun Microsystems Inc.+ ............................    7,082,250
 76,000   TCSI Corp.+ .......................................    1,007,000
                                                               -----------
                                                                48,313,093
                                                               -----------
          Telecommunications -- 0.4%
 25,000   Globalstar Telecommunications+ ....................    1,287,500
 80,000   Loral Space & Communications Ltd.+ ................    1,260,000
                                                               -----------
                                                                 2,547,500
                                                               -----------

TOTAL COMMON STOCKS .........................................  590,368,192
                                                               -----------

 Principal                                                        Market
  Amount                                                        Value (b)
  ------                                                        ---------
               U.S. TREASURY BILLS -- 2.5%
$14,998,000    4.780% to 5.130%++
               due 10/03/1996 - 11/21/1996 ................   $ 14,903,982
                                                              ------------

TOTAL INVESTMENTS (Cost $452,979,706) (a) .........  100.0%    605,272,174
                                                              ------------

Other Assets and Liabilities (Net) ................    0.0         137,700
                                                              ------------
Net Assets Applicable to
  23,877,578 Shares of Beneficial
  Interest Outstanding............................. 100.0%    $605,409,874
                                                    =====     ============

Net Asset Value, Offering and Redemption
 Price Per Share.........................................     $      25.35
                                                              ============
------------
(a) Aggregate cost for Federal tax purposes was $453,279,346. Net unrealized appreciation for Federal tax purposes was $151,992,828 (gross unrealized appreciation was $154,664,863 and gross unrealized depreciation was $2,672,035).
(b) Securities traded on a national securities exchange are valued at the last sale price as of the close of business on the day the securities are being valued. Securities for which no sale was reported on that day and over-the-counter securities are valued at the mean between the last reported bid and asked prices. U.S. Government obligations and other debt instruments with 60 days or less to maturity are valued at amortized cost which approximates market value. Short-term investments with greater than 60 days to maturity are valued at the highest independent bid price as quoted by market makers.
+    Non-income producing security
++   Represents annualized yield at date of purchase.
ADR  - American Depositary Receipt

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

                             GABELLI FAMILY OF FUNDS

Gabelli Asset Fund -------------------------------------------------------------
Invests in a diversified portfolio of companies selling below their private market value. The Fund's primary objective is to seek growth of capital. (No-load)
                                        Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Growth Fund ------------------------------------------------------------
Invests in a diversified portfolio of common stocks that have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is to seek capital appreciation by employing an earnings-driven investment approach. (No-load)
                                          Portfolio Manager: Howard F. Ward, CFA

Gabelli/Westwood Funds ---------------------------------------------------------
Three investment portfolios designed to pursue a variety of investment objectives. Equity Fund seeks growth, Balanced Fund seeks income and growth, Intermediate Bond Fund seeks current income. (No-load)
                                                  Portfolio Manager: Susan Byrne

Gabelli Small Cap Growth Fund --------------------------------------------------
Invests primarily in equity securities of smaller companies (total market capitalization of less than $500 million) which are believed likely to have rapid growth in revenues and earnings. The Fund's primary objective is to seek capital appreciation. (No-load)
                                        Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Equity Income Fund -----------------------------------------------------
Invests primarily in a portfolio of income producing equity securities. Pays quarterly dividends. The Fund's primary objective is to seek a high level of total return. (No-load)
                                        Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Value Fund -------------------------------------------------------------
Invests in a concentrated portfolio of securities of companies which are selling below their private market value. The Fund's primary objective is long-term capital appreciation. Max. Sales charge: 5 1/2%
                                        Portfolio Manager: Mario J. Gabelli, CFA

Gabelli U.S. Treasury Money Market Fund ----------------------------------------
Invests exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.
                                                 Portfolio Manager: Ronald Eaker

--------------------------------------------------------------------------------
       GABELLI FUNDS                                     [MAP OF EARTH]
Searching for Opportunities
         WORLDWIDE
--------------------------------------------------------------------------------

Gabelli Global Series

   Gabelli Global Telecommunications Fund
   Invests in telecommunications companies throughout the world. Targets undervalued companies with strong earnings per share and cash flow dynamics. The Fund's primary objective is to seek capital appreciation. (No-load)
                                             Team Manager: Mario J. Gabelli, CFA

   Gabelli Global Convertible Securities Fund
   Invests principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is to seek a high level of total return through a combination of current income and capital appreciation. (No-load)
                                                 Portfolio Manager: Hart Woodson

   Gabelli Global Interactive Couch Potato(R) Fund
   Invests in companies involved in communications, creativity and copyright throughout the world. The Fund will also invest in companies participating in emerging technological advances in interactive services and products. The Fund's primary objective is to seek capital appreciation. (No-load)
                                              Portfolio Manager: Marc J. Gabelli

Gabelli Gold Fund --------------------------------------------------------------
Invests in a global portfolio of equity securities of gold mining and related companies. The Fund's primary objective is to seek capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial and political factors. (No-load)
                                                 Portfolio Manager: Caesar Bryan

Gabelli International Growth Fund ----------------------------------------------
Invests in a diversified portfolio of equity securities of companies outside of the U.S. Seeks to achieve international diversification and capital appreciation. (No-load)
                                                 Portfolio Manager: Caesar Bryan

The five funds above invest in foreign securities which involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

                                          Distributed by Gabelli & Company, Inc.

                            The Gabelli Growth Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                    (Net Asset Value may be obtained daily by
                     calling 1-800-GABELLI after 6:00 P.M.)

                                Board of Trustees

Mario J. Gabelli, CFA                            Karl Otto Pohl
Chairman and Chief                               Former President
Investment Officer                               Deutsche Bundesbank
Gabelli Funds, Inc.
                                                 Anthony R. Pustorino
Felix J. Christiana                              Certified Public Accountant
Former Senior                                    Professor, Pace University
Vice President
Dollar Dry Dock Savings Bank                     Anthony Torna
                                                 Herzog, Heine & Geduld, Inc.
Anthony J. Colavita
Attorney-at-Law                                  Anthonie C. van Ekris
Anthony J. Colavita, P.C.                        Managing Director
                                                 BALMAC International, Inc.
James P. Conn
Managing Director and                            Salvatore J. Zizza
Chief Investment Officer                         Chairman, Chief
Financial Security Assurance                     Executive Officer
                                                 The Lehigh Group, Inc.
Dugald A. Fletcher
President
Fletcher & Company, Inc.


                         Officers and Portfolio Managers

Bruce N. Alpert                                  Howard F. Ward, CFA
President and Treasurer                          Portfolio Manager

James E. McKee                                   Donald C. Jenkins, CFA
Secretary                                        Associate Portfolio Manager

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                      Skadden, Arps, Slate, Meagher & Flom

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------